MERRILL LYNCH
ASSET INCOME
FUND, INC.



FUND LOGO



Semi-Annual Report

June 30, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Asset Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH ASSET INCOME FUND, INC.


Worldwide
Investments as of
June 30, 2000


Breakdown of
Stocks & Fixed-Income            Percent of
Securities by Country            Net Assets++

United States*                     87.3%
Japan                               3.2
United Kingdom                      2.0
France                              1.5
Germany                             0.8
Netherlands                         0.8
Sweden                              0.8
Spain                               0.6
Canada                              0.6
Switzerland                         0.4
Italy                               0.3
Brazil                              0.2
Singapore                           0.2
Ireland                             0.1
South Korea                         0.1
Australia                           0.1
Norway                              0.1
Hong Kong                           0.0+++
Austria                             0.0+++
Denmark                             0.0+++

  *Includes investments in short-term securities.
 ++Percent of net assets may not total 100%.
+++Percent of net assets is less than 0.1%.


Ten Largest Holdings             Percent of
(Equity Investments)             Net Assets

Wells Fargo Company                 1.0%
Texas Instruments
  Incorporated                      0.7
American International
  Group, Inc.                       0.6
Yahoo! Inc.                         0.6
Colgate-Palmolive Company           0.5
Oracle Corporation                  0.5
Johnson & Johnson                   0.4
General Electric Company            0.4
Telefonaktiebolaget LM
  Ericsson AB 'B'                   0.4
Fujitsu Limited                     0.4



Ten Largest Industries           Percent of
(Equity Investments)             Net Assets

Electronics                         2.1%
Pharmaceuticals                     2.0
Banking                             1.8
Telecommunications                  1.6
Computer Services/Software          1.2
Insurance                           1.1
Internetworking                     0.9
Computers                           0.9
Food                                0.6
Pharmaceutical--Diversified         0.6



Merrill Lynch Asset Income Fund, Inc., June 30, 2000


DEAR SHAREHOLDER

We are pleased to present this final report to shareholders for Merrill Lynch Asset Income Fund, Inc. On July 21, 2000, substantially all of the assets and liabilities of Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Asset Growth Fund, Inc. and Global Opportunity Portfolio of The Asset Program, Inc. were acquired by Merrill Lynch Global Allocation Fund, Inc. These Funds are registered, open-end management investment companies and are managed by Merrill Lynch Investment Managers, L.P. The investment objective of Merrill Lynch Global Allocation Fund, Inc. is to provide high total investment return through a fully managed investment policy utilizing US and foreign equity, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.


Investment Outlook
Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which is usually good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

Investor sentiment changed significantly during the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection could indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to us to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.


Portfolio Matters
As of June 30, 2000, the asset allocation for Merrill Lynch Asset
Income Fund, Inc. was: US bonds, 46%; US stocks, 12%; foreign stocks, 12%; and cash reserves, 30%.

We increased the Fund's cash reserve position from 4% of net assets to 30% during the six months ended June 30, 2000 in an effort to facilitate the merger of the Fund with Merrill Lynch Global Allocation Fund, Inc. At the same time, we reduced the Fund's position in US bonds from 57% of net assets to 46% during the first half of 2000. The appeal of US bonds seemed enhanced in an environment of more aggressive tightening by the Federal Reserve Board and since there was evidence of a beginning in the slowdown in US economic activity. However, any significant decline in US interest rates could hinge on expectations that the Federal Reserve Board would actually reverse its restrictive monetary policy. Given this outlook, the average duration of the Fund's US bond holdings was maintained at a defensive average of less than one year.

Within the equity sector, we reduced the Fund's exposure to foreign issues from 21% of net assets to 12%, with most of the cutback taking place in June. The commitment to US equities declined only modestly, from 13% of net assets to 12% during the six-month period. The most significant reduction within the equity sector was in Japanese equities, which we believe are sensitive to the domestic economy. Equities of this type could be vulnerable to earnings disappointments resulting from the sluggish pace of Japanese consumer spending. The remaining Japanese equity positions remained hedged back into US dollars since we believe the yen may weaken in coming months. We modestly increased the Fund's commitment to Europe. Overall, we continue to allocate substantial assets to "new economy" equities worldwide. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services could be relatively immune to a global economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Fund's objectives. Areas with significant representation included financial services, consumer staples and health care.

In Conclusion
We thank you for your support of Merrill Lynch Asset Income Fund, Inc.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager



August 8, 2000


PROXY RESULTS
During the six-month period ended June 30, 2000, Merrill Lynch Asset
Income Fund, Inc.'s shareholders voted on the following proposal.
Proposal 1 was approved at a shareholders' meeting on May 31, 2000.
The description of the proposal and number of shares voted are as follows:

                                                                                      Shares     Shares Voted   Shares Voted
                                                                                     Voted For     Against        Abstain
1. To approve the Agreement and Plan of Reorganization between the Fund, Merrill
   Lynch Asset Growth Fund, Inc. and Merrill Lynch Global Allocation Fund, Inc.       498,968        2,058         17,715


Merrill Lynch Asset Income Fund, Inc., June 30, 2000


PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/00                         +5.98%         +1.74%
Five Years Ended 6/30/00                   +7.78          +6.90
Inception (9/02/94)
through 6/30/00                            +8.17          +7.41

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC      With CDSC**

Class B Shares*

Year Ended 6/30/00                         +5.19%         +1.19%
Five Years Ended 6/30/00                   +6.93          +6.93
Inception (9/02/94)
through 6/30/00                            +7.33          +7.33

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/00                         +5.23%         +4.24%
Five Years Ended 6/30/00                   +6.90          +6.90
Inception (10/21/94)
through 6/30/00                            +7.58          +7.58

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                         +5.82%         +1.59%
Five Years Ended 6/30/00                   +7.47          +6.60
Inception (10/21/94)
through 6/30/00                            +8.16          +7.38

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Recent
Performance
Results*


                                                                   6 Month        12 Month     Since Inception   Standardized
As of June 30, 2000                                              Total Return   Total Return     Total Return    30-Day Yield
ML Asset Income Fund, Inc. Class A Shares                            -0.69%        +5.98%           +58.02%            2.93%
ML Asset Income Fund, Inc. Class B Shares                            -1.16         +5.19            +50.99             2.30
ML Asset Income Fund, Inc. Class C Shares                            -1.09         +5.23            +51.61             2.25
ML Asset Income Fund, Inc. Class D Shares                            -0.82         +5.82            +56.27             2.69

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 9/02/94 for Class A & Class B
 Shares and from 10/21/94 for Class C & Class D Shares.

SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                       Shares                                                                      Percent of
COUNTRY      Industries                 Held                      Common Stocks                          Value     Net Assets
Australia    Broadcasting & Publishing    200     The News Corporation Limited (Convertible
                                                  Preferred) (ADR)*                                       $    9,500    0.1%

                                                  Total Common Stocks in Australia                             9,500    0.1


Austria      Paper Products                87     Mayr-Melnhof Karton AG                                       4,132    0.0

                                                  Total Common Stocks in Austria                               4,132    0.0


Brazil       Forest Products              890     Aracruz Celulose SA (ADR)*                                  17,188    0.2

                                                  Total Common Stocks in Brazil                               17,188    0.2


Canada       Communications Equipment     377     Nortel Networks Corporation                                 25,723    0.3

             Oil                          300     Alberta Energy Company Ltd.                                 12,108    0.1

             Paper & Forest Products      700     Domtar, Inc.                                                 6,496    0.1

             Telecommunications           240     BCE Inc.                                                     5,715    0.1

                                                  Total Common Stocks in Canada                               50,042    0.6


Denmark      Information Processing        50   ++ISS A/S                                                      3,823    0.0

                                                  Total Common Stocks in Denmark                               3,823    0.0



Merrill Lynch Asset Income Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                                       Shares                                                                      Percent of
COUNTRY      Industries                 Held                      Common Stocks                          Value     Net Assets
France       Electronics                  215     Thomson CSF                                             $    8,504    0.1%

             Food                          48     Groupe Danone                                                6,396    0.1

             Information Processing        15     Cap Gemini SA                                                2,653    0.0

             Insurance                    174     Axa                                                         27,521    0.3

             Oil--Related                  57     Total Fina SA 'B'                                            8,775    0.1

             Pharmaceuticals              431     Aventis SA                                                  31,586    0.3

             Reinsurance                  170     Scor                                                         7,433    0.1

             Telecommunications           123     France Telecom SA                                           17,262    0.2

             Utilities--Water             295     Vivendi                                                     26,144    0.3

                                                  Total Common Stocks in France                              136,274    1.5


Germany      Chemicals                    395     Henkel KGaA (Preferred)                                     22,908    0.2

             Diversified                  742     RWE AG                                                      25,037    0.3

             Multi-Industry               483     Veba AG                                                     23,798    0.3

                                                  Total Common Stocks in Germany                              71,743    0.8


Hong Kong    Multi-Industry               330     Hutchison Whampoa Limited                                    4,149    0.0

                                                  Total Common Stocks in Hong Kong                             4,149    0.0


Ireland      Banking                    2,176     Bank of Ireland                                             13,673    0.1

                                                  Total Common Stocks in Ireland                              13,673    0.1


Italy        Oil & Gas Producers        3,000     ENI SpA                                                     17,399    0.2

             Publishing                   388     Mondadori (Arnoldo) Editore SpA                              8,889    0.1

                                                  Total Common Stocks in Italy                                26,288    0.3


Japan        Automobiles                  251     Honda Motor Co., Ltd. (ADR)*                                17,256    0.2

             Computers                  1,000     NEC Corporation                                             31,473    0.4

             Distribution                 200     Softbank Corp.                                              27,220    0.3

             Electronic Components        195     Kyocera Corporation (ADR)*                                  33,503    0.4

             Electronics                1,000     Fujitsu Limited                                             34,686    0.4
                                        1,000     Matsushita Electric Industrial Company, Ltd.                25,991    0.3
                                          122     Sony Corporation (ADR)*                                     11,506    0.1
                                                                                                          ----------  ------
                                                                                                              72,183    0.8

             Insurance                  2,000     The Tokio Marine & Fire Insurance Co. Ltd.                  23,137    0.2

             Internet                     100   ++Internet Initiative Japan Inc. (ADR)*                        5,913    0.1

             Telecommunications             1     NTT Mobile Communications Network, Inc.                     27,125    0.3
                                            2     Nippon Telegraph & Telephone Corporation (NTT)              26,653    0.3

                                                                                                              53,778    0.6

             Transport Services             3     East Japan Railway Company                                  17,466    0.2

                                                  Total Common Stocks in Japan                               281,929    3.2


Netherlands  Broadcasting & Publishing    256     Wolters Kluwer NV 'A'                                        6,847    0.1

             Electronic Components        195   ++ASM Lithography Holding NV                                   8,415    0.1

             Food                       1,000     CSM NV                                                      19,747    0.2
                                          884     Koninklijke Ahold NV                                        26,125    0.3
                                                                                                          ----------  ------
                                                                                                              45,872    0.5

             Human Resources              250     Vedior NV 'A'                                                3,103    0.0

             Retail                       300     Vendex KBB NV                                                5,116    0.1

                                                  Total Common Stocks in the Netherlands                      69,353    0.8


Norway       Computer Software            356   ++Merkantildata ASA                                            1,837    0.0

             Transport Services           200     Bergesen d.y. ASA 'B'                                        3,849    0.1

                                                  Total Common Stocks in Norway                                5,686    0.1


Singapore    Airlines                   1,000   ++Singapore Airlines Limited                                   9,890    0.1

             Construction & Housing     1,000     City Developments Limited                                    3,875    0.1

                                                  Total Common Stocks in Singapore                            13,765    0.2


South Korea  Electronics                   30     Samsung Electronics                                          9,928    0.1

                                                  Total Common Stocks in South Korea                           9,928    0.1


Spain        Petroleum--Domestic        1,403     Repsol-YPF, SA                                              28,041    0.3

             Utilities--Electric        1,363     Endesa SA                                                   26,510    0.3

                                                  Total Common Stocks in Spain                                54,551    0.6

Sweden       Appliances                   845     Electrolux AB 'B'                                           13,150    0.2

             Auto & Truck                 221     Autoliv, Inc.                                                5,442    0.1

             Investment Management      1,070     Investment AB Bure                                           8,052    0.1

             Real Estate                  354     Fastighets AB Tornet                                         4,662    0.0
             Investment Trusts

             Telecommunications &       1,800     Telefonaktiebolaget LM Ericsson AB 'B'                      35,811    0.4
             Equipment

                                                  Total Common Stocks in Sweden                               67,117    0.8


Switzerland  Human Resources                8     Adecco SA (Registered Shares)                                6,819    0.1

             Pharmaceuticals                2   ++Givaudan (Registered)                                          611    0.0
                                            6     Novartis AG (Registered Shares)                              9,534    0.1
                                            2     Roche Holding AG (Genuss)                                   19,531    0.2
                                                                                                          ----------  ------
                                                                                                              29,676    0.3

                                                  Total Common Stocks in Switzerland                          36,495    0.4


Merrill Lynch Asset Income Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                        (in US dollars)
                                       Shares                                                                      Percent of
COUNTRY      Industries                 Held                      Common Stocks                          Value     Net Assets
United       Banking                    2,246     HSBC Holdings PLC                                       $   25,689    0.3%
Kingdom
             Beverages                  2,525     Diageo PLC                                                  22,668    0.2

             Household Products           535     Reckitt Benckiser PLC                                        5,994    0.1

             Oil--Integrated              462     Shell Transport & Trading Company (ADR)*                    23,071    0.3

             Pharmaceuticals              448     AstraZeneca Group PLC                                       20,923    0.2
                                          768     Glaxo Wellcome PLC                                          22,405    0.2
                                        1,060     SmithKline Beecham PLC                                      13,881    0.2
                                                                                                          ----------  ------
                                                                                                              57,209    0.6

             Telecommunications           300   ++Cable & Wireless PLC                                         5,082    0.1
                                          200   ++Energis PLC                                                  7,503    0.1
                                        7,232     Vodafone AirTouch PLC                                       29,233    0.3
                                                                                                          ----------  ------
                                                                                                              41,818    0.5

                                                  Total Common Stocks in the United Kingdom                  176,449    2.0


United       Aerospace & Defense          100     The Boeing Company                                           4,181    0.0
States                                    261     United Technologies Corporation                             15,366    0.2
                                                                                                          ----------  ------
                                                                                                              19,547    0.2

             Apparel                       50     The Gap, Inc.                                                1,563    0.0

             Application Development       50   ++Siebel Systems, Inc.                                         8,178    0.1
             Software

             Automotive Products          100   ++General Motors Corporation (Class H)                         8,775    0.1

             Banking                      199     Bank of America Corporation                                  8,557    0.1
                                          300     The Bank of New York Company, Inc.                          13,950    0.2
                                          150     The Chase Manhattan Corporation                              6,909    0.1
                                        2,350     Wells Fargo Company                                         91,063    1.0
                                                                                                          ----------  ------
                                                                                                             120,479    1.4

             Beverages                    100     The Coca-Cola Company                                        5,744    0.1
                                          375     PepsiCo, Inc.                                               16,664    0.2
                                                                                                          ----------  ------
                                                                                                              22,408    0.3

             Broadcasting &               200   ++TV Guide, Inc. (Class A)                                     6,850    0.1
             Publishing

             Cable                        400   ++Charter Communications, Inc. (Class A)                       6,575    0.1

             Chemicals                    400     Rohm and Haas Company                                       13,800    0.2

             Commercial Services          150   ++Convergys Corporation                                        7,781    0.1

             Computer Services/           400   ++America Online, Inc.                                        21,100    0.2
             Software                     100   ++Cisco Systems, Inc.                                          6,356    0.1
                                          150     International Business Machines Corporation                 16,434    0.2
                                          500   ++Oracle Corporation                                          42,000    0.5
                                          200   ++VERITAS Software Corporation                                22,600    0.2
                                                                                                          ----------  ------
                                                                                                             108,490    1.2

             Computer Technology          250   ++Solectron Corporation                                       10,469    0.1

             Computers                    100     Compaq Computer Corporation                                  2,556    0.0
                                          300   ++EMC Corporation                                             23,081    0.3
                                          125     RadioShack Corporation                                       5,922    0.1
                                          100   ++Sun Microsystems, Inc.                                       9,094    0.1
                                                                                                          ----------  ------
                                                                                                              40,653    0.5

             Conglomerates                225     Honeywell International Inc.                                 7,580    0.1

             Diversified                  100     Corning Incorporated                                        26,987    0.3

             Electric & Gas               400   ++Calpine Corporation                                         26,300    0.3
                                          200     DPL Inc.                                                     4,388    0.0
                                                                                                          ----------  ------
                                                                                                              30,688    0.3

             Electronic Components        100   ++LSI Logic Corporation                                        5,413    0.1

             Electronics                  755     General Electric Company                                    40,015    0.4
                                          900     Texas Instruments Incorporated                              61,819    0.7
                                                                                                          ----------  ------
                                                                                                             101,834    1.1

             Financial Services           150     Associates First Capital Corporation (Class A)               3,347    0.1
                                          465     Citigroup Inc.                                              28,016    0.3
                                           50     Federal Home Loan Mortgage Association                       2,025    0.0
                                                                                                          ----------  ------
                                                                                                              33,388    0.4

             Healthcare--Products &       200     HCA-The Healthcare Corporation                               6,075    0.1
             Services

             Household Products           724     Colgate-Palmolive Company                                   43,350    0.5

             Insurance                    450     American International Group, Inc.                          52,875    0.6

             Internetworking              200   ++Inktomi Corporation                                         23,650    0.3
                                          100   ++IntraNet Solutions, Inc.                                     3,838    0.0
                                          400   ++Yahoo! Inc.                                                 49,550    0.6
                                                                                                          ----------  ------
                                                                                                              77,038    0.9

             Natural Gas                  424     Enron Corp.                                                 27,348    0.3

             Natural Resources            250     Burlington Resources Inc.                                    9,562    0.1

             Oil--Integrated              298     Exxon Mobil Corporation                                     23,393    0.3

             Oil Services                 100     Schlumberger Limited                                         7,463    0.1

             Petroleum                    160     Unocal Corporation                                           5,300    0.1

             Pharmaceutical--             280     American Home Products Corporation                          16,450    0.2
             Diversified                  400     Johnson & Johnson                                           40,750    0.4
                                                                                                          ----------  ------
                                                                                                              57,200    0.6

             Pharmaceuticals              100     Cardinal Health, Inc.                                        7,400    0.1
                                          100     Eli Lilly and Company                                        9,988    0.1
                                          400     Merck & Co., Inc.                                           30,650    0.3
                                          550     Pfizer Inc.                                                 26,400    0.3
                                                                                                          ----------  ------
                                                                                                              74,438    0.8



Merrill Lynch Asset Income Fund, Inc., June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                       Shares                                                                      Percent of
COUNTRY      Industries                 Held                      Common Stocks                          Value     Net Assets
United       Radio & Television           150   ++AMFM Inc.                                               $   10,350    0.1%
States
(concluded)  Retail--Specialty            160     Lowe's Companies, Inc.                                       6,570    0.1

             Retail--Stores               262   ++Safeway Inc.                                                11,823    0.1

             Scientific Equipment         110     Millipore Corporation                                        8,291    0.1

             Semiconductors               450     Motorola, Inc.                                              13,078    0.1

             Software                     200   ++Network Associates, Inc.                                     4,075    0.0

             Telecommunications           150   ++Amdocs Limited                                              11,512    0.1
                                          100   ++Level 3 Communications, Inc.                                 8,794    0.1
                                                                                                          ----------  ------
                                                                                                              20,306    0.2

             Utilities--Electric & Gas    135     Constellation Energy Group                                   4,396    0.0

             Wireless Communication       300   ++Sprint Corp. (PCS Group)                                    17,850    0.2
             Equipment

                                                  Total Common Stocks in the United States                 1,062,239   12.0

                                                  Total Investments in Common Stocks
                                                  (Cost--$1,811,955)                                       2,114,324   23.8


                                     Face
                                    Amount              Fixed-Income Securities

United       US Government                        Federal National Mortgage Association:
States       Agency             US$   915,000       5.625% due 3/15/2001                                     907,277   10.2
             Obligations              930,000       5.125% due 2/13/2004                                     872,889    9.9

             US Government          2,300,000     US Treasury Notes, 5.50% due 8/31/2001                   2,274,493   25.6
             Obligations

                                                  Total Investments in Fixed-Income
                                                  Securities (Cost--$4,104,268)                            4,054,659   45.7


                                                          Short-Term Securities

             Commercial Paper**       400,000     Bell Atlantic Financial Services, 6.52% due
                                                  7/07/2000                                                  399,710    4.5
                                      400,000     CSW Credit Inc., 6.54% due 7/06/2000                       399,782    4.5
                                      400,000     Gannett Company, 6.55% due 7/18/2000                       398,908    4.5
                                      327,000     General Motors Acceptance Corp., 7.13% due
                                                  7/03/2000                                                  327,000    3.7

                                                  Total Investments in Commercial Paper                    1,525,400   17.2

             US Government            800,000     Federal Home Loan Banks, 6.44% due 7/21/2000               797,424    9.0
             Agency Obligations**     300,000     Federal Home Loan Mortgage Corporation, 6.47%
                                                  due 7/13/2000                                              299,461    3.4

             Total Investments in US Government Agency Obligations                                         1,096,885   12.4

             Total Investments in Short-Term Securities
             (Cost--$2,622,285)                                                                            2,622,285   29.6

             Total Investments (Cost--$8,538,508)                                                          8,791,268   99.1


             Unrealized Appreciation on Forward Foreign Exchange Contracts++++                                   772    0.0

             Other Assets Less Liabilities                                                                    78,090    0.9
                                                                                                          ----------  ------
             Net Assets                                                                                   $8,870,130  100.0%
                                                                                                          ==========  ======



            *American Depositary Receipts (ADR).
           **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
           ++Non-income producing security.
         ++++Forward foreign exchange contracts as of June 30, 2000 were as follows:

             Foreign               Expiration         Unrealized
             Currency Sold            Date           Appreciation

             YEN  30,000,000       July 2000             $  772
                                                         ------
             Total Unrealized Appreciation on Forward
             Foreign Exchange Contracts--Net
             (US$ Commitment--$284,725)                  $  772
                                                         ======

             See Notes to Financial Statements.


Merrill Lynch Asset Income Fund, Inc., June 30, 2000

STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2000
Assets:             Investments, at value (identified cost--$8,538,508)                                      $ 8,791,268
                    Unrealized appreciation on forward foreign exchange contracts                                    772
                    Cash                                                                                             760
                    Receivables:
                      Securities sold                                                       $ 2,372,927
                      Interest                                                                   76,487
                      Forward foreign exchange contracts                                          3,845
                      Dividends                                                                   2,912
                      Capital shares sold                                                           453        2,456,624
                                                                                            -----------
                    Prepaid registration fees and other assets                                                   350,788
                                                                                                             -----------
                    Total assets                                                                              11,600,212
                                                                                                             -----------

Liabilities:        Payables:
                      Securities purchased                                                    2,317,633
                      Capital shares redeemed                                                     5,532
                      Dividends to shareholders                                                   5,395
                      Distributor                                                                 5,002
                      Forward foreign exchange contracts                                          4,907        2,338,469
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       391,613
                                                                                                             -----------
                    Total liabilities                                                                          2,730,082
                                                                                                             -----------

Net Assets:         Net assets                                                                               $ 8,870,130
                                                                                                             ===========

Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                            $     5,063
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 61,930
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                  6,176
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 14,177
                    Paid-in capital in excess of par                                                           8,484,930
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                        44,860
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                   252,994
                                                                                                             -----------
                    Net assets                                                                               $ 8,870,130
                                                                                                             ===========

Net Asset Value:    Class A--Based on net assets of $514,897 and 50,630
                    shares outstanding                                                                       $     10.17
                                                                                                             ===========
                    Class B--Based on net assets of $6,288,878 and 619,295
                    shares outstanding                                                                       $     10.15
                                                                                                             ===========
                    Class C--Based on net assets of $627,433 and 61,757
                    shares outstanding                                                                       $     10.16
                                                                                                             ===========
                    Class D--Based on net assets of $1,438,922 and 141,772
                    shares outstanding.                                                                      $     10.15
                                                                                                             ===========

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 2000
Investment          Interest and discount earned                                                             $   195,602
Income:             Dividends (net of $1,877 foreign witholding tax)                                              38,249
                                                                                                             -----------
                    Total income                                                                                 233,851
                                                                                                             -----------

Expenses:           Professional fees                                                       $    40,322
                    Investment advisory fees                                                     35,670
                    Accounting services                                                          27,586
                    Account maintenance and distribution fees--Class B                           26,054
                    Printing and shareholder reports                                             17,987
                    Registration fees                                                            17,894
                    Directors' fees and expenses                                                 10,393
                    Transfer agent fees--Class B                                                  7,592
                    Custodian fees                                                                6,482
                    Account maintenance and distribution fees--Class C                            2,502
                    Account maintenance fees--Class D                                             1,851
                    Transfer agent fees--Class D                                                  1,510
                    Transfer agent fees--Class C                                                    740
                    Transfer agent fees--Class A                                                    467
                    Other                                                                        14,356
                                                                                            -----------
                    Total expenses before reimbursement                                         211,406
                    Reimbursement of expenses                                                  (157,210)
                                                                                            -----------
                    Total expenses after reimbursement                                                            54,196
                                                                                                             -----------
                    Investment income--net                                                                       179,655
                                                                                                             -----------
Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                          111,167
Gain (Loss) on        Foreign currency transactions--net                                        (26,796)          84,371
Investments &                                                                               -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                         (372,568)
                      Foreign currency transactions--net                                            562         (372,006)
                                                                                            -----------      -----------
                    Net Decrease in Net Assets Resulting from Operations                                     $  (107,980)
                                                                                                             ===========


                    See Notes to Financial Statements.


Merrill Lynch Asset Income Fund, Inc., June 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the          For the
                                                                                             Six Months           Year
                                                                                               Ended             Ended
                                                                                              June 30,        December 31,
                    Increase (Decrease) in Net Assets:                                          2000             1999
Operations:         Investment income--net                                                  $   179,655      $   417,765
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                                   84,371         (128,968)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                     (372,006)          21,436
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from operations            (107,980)         310,233
                                                                                            -----------      -----------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (10,348)         (17,004)
Shareholders:         Class B                                                                  (127,102)        (318,809)
                      Class C                                                                   (11,368)         (26,154)
                      Class D                                                                   (30,837)         (55,798)
                    Realized gain on investments--net:
                      Class A                                                                        --           (5,656)
                      Class B                                                                        --         (141,505)
                      Class C                                                                        --          (14,422)
                      Class D                                                                        --          (19,071)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --           (1,237)
                      Class B                                                                        --          (30,949)
                      Class C                                                                        --           (3,154)
                      Class D                                                                        --           (4,171)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                                (179,655)        (637,930)
                                                                                            -----------      -----------
Capital Share       Net decrease in net assets derived from capital share
Transactions:       transactions                                                             (1,193,990)      (4,428,547)
                                                                                            -----------      -----------

Net Assets:         Total decrease in net assets                                             (1,481,625)      (4,756,244)
                    Beginning of period                                                      10,351,755       15,107,999
                                                                                            -----------      -----------
                    End of period                                                           $ 8,870,130      $10,351,755
                                                                                            ===========      ===========

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                            Class A
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 2000        1999     1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.47   $  10.63  $  10.32  $  10.53   $  10.62
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .23        .42       .43       .49        .50
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.30)       .02       .58       .71        .23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.07)       .44      1.01      1.20        .73
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.23)      (.42)     (.43)     (.49)      (.50)
                      In excess of investment income--net                   --         --        --        --       (.05)
                      Realized gain on investments--net                     --       (.15)     (.27)     (.92)      (.27)
                      In excess of realized gain on
                      investments--net                                      --       (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.23)      (.60)     (.70)    (1.41)      (.82)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.17   $  10.47  $  10.63  $  10.32   $  10.53
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   (.69%)++   4.45%    10.01%    11.67%      7.11%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .50%*      .51%      .50%      .50%       .25%
Average Net                                                           ========   ========  ========  ========   ========
Assets:             Expenses                                             3.79%*     3.74%     3.10%     3.28%      3.48%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.51%*     4.14%     4.03%     4.58%      4.73%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    515   $    339  $  4,558  $  2,188   $  3,918
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.53%    156.47%   155.44%   155.57%    342.71%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment returns.

                    See Notes to Financial Statements.


Merrill Lynch Asset Income Fund, Inc., June 30, 2000

FINANCIAL HIGHLIGHTS (continued)
                                                                                            Class B
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 2000        1999     1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.46   $  10.63  $  10.32  $  10.53   $  10.62
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .34       .35       .41        .42
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.31)       .01       .58       .71        .23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.12)       .35       .93      1.12        .65
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.19)      (.34)     (.35)     (.41)      (.42)
                      In excess of investment income--net                   --         --        --        --       (.05)
                      Realized gain on investments--net                     --       (.15)     (.27)     (.92)      (.27)
                      In excess of realized gain on
                      investments--net                                      --       (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.19)      (.52)     (.62)    (1.33)      (.74)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.15   $  10.46  $  10.63  $  10.32   $  10.53
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (1.16%)++   3.58%     9.19%    10.84%      6.31%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.25%*     1.26%     1.25%     1.25%      1.00%
Average Net                                                           ========   ========  ========  ========   ========
Assets:             Expenses                                             4.54%*     4.58%     3.90%     4.01%      4.24%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.65%*     3.39%     3.32%     3.79%      3.99%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  6,289   $  7,764  $  9,230  $  8,078   $  8,690
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.53%    156.47%   155.44%   155.57%    342.71%
                                                                      ========   ========  ========  ========   ========


                                                                                            Class C
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 2000        1999     1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.46   $  10.63  $  10.32  $  10.53   $  10.62
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .18        .34       .35       .41        .41
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                     (.30)       .01       .58       .71        .23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.12)       .35       .93      1.12        .64
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.18)      (.34)     (.35)     (.41)      (.42)
                      In excess of investment income--net                   --         --        --        --       (.04)
                      Realized gain on investments--net                     --       (.15)     (.27)     (.92)      (.27)
                      In excess of realized gain on
                      investments--net                                      --       (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.18)      (.52)     (.62)    (1.33)      (.73)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.16   $  10.46  $  10.63  $  10.32   $  10.53
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (1.09%)++   3.53%     9.14%    10.79%      6.25%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.30%*     1.31%     1.30%     1.30%      1.04%
Average Net                                                           ========   ========  ========  ========   ========
Assets:             Expenses                                             4.62%*     4.67%     3.94%     4.12%      4.28%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.63%*     3.37%     3.25%     3.78%      3.95%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    627   $    618  $    656  $    575   $    357
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.53%    156.47%   155.44%   155.57%    342.71%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment returns.

                    See Notes to Financial Statements.



Merrill Lynch Asset Income Fund, Inc., June 30, 2000

FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class D
                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       June 30,       For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                                 2000        1999     1998       1997       1996
Per Share           Net asset value, beginning of period              $  10.45   $  10.62  $  10.31  $  10.53   $  10.62
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .39       .41       .47        .46
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     (.30)       .01       .58       .70        .24
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.09)       .40       .99      1.17        .70
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.39)     (.41)     (.47)      (.47)
                      In excess of investment income--net                   --         --        --        --       (.05)
                      Realized gain on investments--net                     --       (.15)     (.27)     (.92)      (.27)
                      In excess of realized gain on
                      investments--net                                      --       (.03)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.21)      (.57)     (.68)    (1.39)      (.79)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.15   $  10.45  $  10.62  $  10.31   $  10.53
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   (.82%)++   4.10%     9.74%    11.29%      6.84%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .75%*      .76%      .75%      .75%       .50%
Average Net                                                           ========   ========  ========  ========   ========
Assets:             Expenses                                             4.04%*     4.19%     3.35%     3.54%      3.70%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.15%*     3.85%     3.78%     4.32%      4.48%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,439   $  1,631  $    664  $    318   $    633
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  39.53%    156.47%   155.44%   155.57%    342.71%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment returns.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Asset Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Asset Income Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAMDistributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets.

For the six months ended June 30, 1999, MLIM earned fees of $35,670, all of which were waived. MLIM also reimbursed the Fund for additional expenses of $121,540.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee            Fee

Class B                                .25%          .50%
Class C                                .25%          .55%
Class D                                .25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:

                                       FAMD         MLPF&S

Class D                                $171          $202

For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $67,034 and $782 relating to transactions in Class B and Class C Shares, respectively.

During the six months ended June 30, 2000, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $175 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $700 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $2,885,067 and $6,334,888, respectively.

Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments               $ 111,167     $  252,760
Forward foreign exchange contracts     11,346            772
Foreign currency transactions         (38,142)          (538)
                                    ---------     ----------
Total                               $  84,371     $  252,994
                                    =========     ==========

As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $252,760, of which $433,229 related to appreciated securities and $180,469 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $8,538,508.


Merrill Lynch Asset Income Fund, Inc., June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)



4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $1,193,990 and $4,428,547 for the six months ended June 30, 2000 and for the year December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six                          Dollar
Months Ended June 30, 2000            Shares        Amount

Shares sold                            18,985    $   196,332
Shares issued to shareholders in
reinvestment of dividends                 900          9,160
                                   ----------    -----------
Total issued                           19,885        205,492
Shares redeemed                        (1,605)       (16,731)
                                   ----------    -----------
Net increase                           18,280    $   188,761
                                   ==========    ===========


Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                             3,453    $    35,429
Shares issued to shareholders in
reinvestment of dividends and
distributions                           1,623         16,515
                                   ----------    -----------
Total issued                            5,076         51,944
Shares redeemed                      (401,551)    (4,282,208)
                                   ----------    -----------
Net decrease                         (396,475)   $(4,230,264)
                                   ==========    ===========


Class B Shares for the Six                          Dollar
Months Ended June 30, 2000            Shares        Amount

Shares sold                            38,841    $   398,828
Shares issued to shareholders in
reinvestment of dividends               5,887         59,907
                                   ----------    -----------
Total issued                           44,728        458,735
Automatic conversion of shares            (30)          (308)
Shares redeemed                      (167,798)    (1,722,466)
                                   ----------    -----------
Net decrease                         (123,100)   $(1,264,039)
                                   ==========    ===========


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           375,072    $ 3,935,303
Shares issued to shareholders in
reinvestment of dividends and
distributions                          30,635        311,122
                                   ----------    -----------
Total issued                          405,707      4,246,425
Shares redeemed                      (531,698)    (5,418,929)
                                   ----------    -----------
Net decrease                         (125,991)   $(1,172,504)
                                   ==========    ===========


Class C Shares for the Six                          Dollar
Months Ended June 30, 2000            Shares        Amount

Shares sold                            13,975    $   144,550
Shares issued to shareholders in
reinvestment of dividends                 805          8,191
                                   ----------    -----------
Total issued                           14,780        152,741
Shares redeemed                       (12,104)      (125,063)
                                   ----------    -----------
Net increase                            2,676    $    27,678
                                   ==========    ===========


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            61,795    $   639,663
Shares issued to shareholders in
reinvestment of dividends and
distributions                           3,208         32,533
                                   ----------    -----------
Total issued                           65,003        672,196
Shares redeemed                       (67,586)      (677,431)
                                   ----------    -----------
Net decrease                           (2,583)   $    (5,235)
                                   ==========    ===========


Class D Shares for the Six                          Dollar
Months Ended June 30, 2000            Shares        Amount

Shares sold                             7,186    $    73,843
Automatic conversion of shares             30            308
Shares issued to shareholders in
reinvestment of dividends               1,065         10,825
                                   ----------    -----------
Total issued                            8,281         84,976
Shares redeemed                       (22,565)      (231,366)
                                   ----------    -----------
Net decrease                          (14,284)   $  (146,390)
                                   ==========    ===========


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           123,226    $ 1,279,704
Shares issued to shareholders in
reinvestment of dividends and
distributions                           4,888         49,572
                                   ----------    -----------
Total issued                          128,114      1,329,276
Shares redeemed                       (34,578)      (349,820)
                                   ----------    -----------
Net increase                           93,536    $   979,456
                                   ==========    ===========

5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $61,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Commitments:
At June 30, 2000, the Fund had foreign exchange contracts, in addition to the contract listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $300,000.


7. Reorganization Plan:
On January 12, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Global Allocation Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund, Merrill Lynch Asset Growth Fund, Inc. and the Global Opportunity Portfolio of The Asset Program, Inc. in exchange for newly issued shares of Merrill Lynch Global Allocation Fund, Inc. These Funds are registered, non-diversified, open-end management investment companies, except the Global Opportunity Portfolio, which is diversified. All four entities are managed by MLIM.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Jr., Senior Vice President
Thomas R. Robinson, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary


Barbara G. Fraser, Secretary of Merrill Lynch Asset Income Fund,
Inc. has recently retired. The Fund's Board of Directors wishes Ms. Fraser well in her retirement.


Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863